SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549



                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  February 15, 1994


                       Boise Cascade Corporation
     ____________________________________________________________
        (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    1-5057          82-0100960
______________________________________________________________________
(State or Other Jurisdiction of    (Commission    (I.R.S. Employer
Incorporation or Organization)     File Number)   Identification No.)


     One Jefferson Square, Boise, Idaho                  83702
______________________________________________________________________
(Address of Principal Executive Offices)               (ZIP Code)


Registrant's Telephone Number, Including Area Code:  208/384-6161

Item 5.   Other Events.

          The Company issued a news release on February 15, 1994, to announce its plans to combine the majority of its newsprint, uncoated groundwood, and related assets into the Company's
Canadian subsidiary, Boise Cascade Canada Ltd. A copy of the news release is filed as Exhibit 99(a).

          The Company issued a news release on May 18, 1994, to announce the Company's Canadian subsidiary, Rainy River Forest Products Inc., formerly named Boise Cascade Canada Ltd., filed a preliminary prospectus in Canada for an initial public offering of equity securities and, at the same time, filed a registration statement with the Securities and Exchange Commission covering a proposed offering in the United States of $110 million (U.S.) of senior secured notes. A copy of the news release is filed as
Exhibit 99(b).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit 99(a) News release issued by the Company on February 15, 1994, related to combining the majority of its newsprint, uncoated groundwood, and related assets into the Company's Canadian subsidiary.

          Exhibit 99(b) News release issued by the Company on May 18, 1994, related to the Company's Canadian subsidiary announcing a public offering of equity securities in Canada and debt securities in the U.S.

                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BOISE CASCADE CORPORATION



                                   /s/ IRVING LITTMAN
                                   Irving Littman
                                   Vice President and Treasurer


Date:     June 1, 1994

                          Exhibit Index


Exhibit No.                   Description                Page

   99(a)       News release issued by the Company
               on February 15, 1994, related to
               combining the majority of its
               newsprint, uncoated groundwood, and
               related assets into the Company's
               Canadian subsidiary.

    99(b)      News release issued by the Company
               on May 18, 1994, related to the
               Company's Canadian subsidiary
               announcing a public offering of
               equity securities in Canada and
               debt securities in the U.S.